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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



Date of Report (Date of earliest event reported)     October 28, 2000
                                                 ----------------------------
                              River Holding Corp.
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            (Exact name of registrant as specified in its charter)


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
           Delaware                       333-56135                          95-4674065

        (State or other                   (Commission                      (I.R.S. Employer
         jurisdiction                     File Number)                    Identification No.)
         of incorporation)
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     599 Lexington Avenue, 18th Floor, New York, New York                           10012
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        (Address of principal executive offices)                                   (Zip Code)



Registrant's telephone number, including area code      (212) 958-2555
                                                    --------------------------------------------------


                                                    Not applicable
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                          (Former name or former address, if changed since last report.)

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Item 2.   Acquisition or Disposition of Assets.

          (a) On October 28, 2000, the Registrant's wholly-owned subsidiary, Hudson Respiratory Care Inc. ("Hudson RCI"), completed the acquisition from Tyco Healthcare Group LP, a Delaware limited partnership ("Seller"), of the business and certain assets of the Sheridan product line of endotracheal tubes and related accessories (the "Assets"), pursuant to the terms of an Asset Purchase Agreement dated as of September 18, 2000, by and between the Seller and Hudson RCI. In consideration for the Assets (the "Acquisition"), Hudson RCI provided the Seller $18.0 million in cash and assumed certain liabilities.

          The Acquisition was funded with (i) equity financing in the amount of $6.0 million, and (ii) borrowings in the amount of $12.0 million under existing credit facilities provided by a group of banks, with Bankers Trust Company as administrative agent.

          The Acquisition purchase price was reached through arm's length bargaining among the parties. Prior to the Acquisition, there was no other material relationship between the Seller and the Registrant or Hudson RCI, or any of their affiliates, or any director, officer or shareholder or associate of the foregoing.

          (b) Following the Acquisition, Hudson RCI intends to continue the operations relating to the Assets in the same manner as conducted prior to the Acquisition.

Item 7.   Financial Statements and Exhibits.

          (a) Financial statements of businesses acquired.

          The financial statements of the Seller required to be filed as part of this Report will be provided by amendment within 60 days from the date of this Report.

          (b) Pro forma financial information.

          The pro forma financial statements required to be filed as part of this Report will be provided by amendment within 60 days from the date of this Report.

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(c)      Exhibits.

2.1(1) Asset Purchase Agreement by and between Hudson RCI and the Seller, dated September 18, 2000.

2.2(1) Amendment to Asset Purchase Agreement by and between Hudson RCI and the Seller, dated September 27, 2000.

2.3(1) Amendment No. 2 to Asset Purchase Agreement by and between Hudson RCI and the Seller, dated October 28, 2000.
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(1)  Incorporated by reference to the exhibit designated by the same number in the Form 8-K filed by Hudson RCI on November 13, 2000
     (File No. 333-56097).

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                                 Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Date:  November 13, 2000


                              RIVER HOLDING CORP.,
                              a Delaware corporation



                              By:   /s/ Jay R. Ogram
                                   ---------------------
                                   Jay R. Ogram
                                   Chief Financial Officer

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                                 EXHIBIT INDEX

     Exhibit No.  Description

     2.1 (1) Asset Purchase Agreement by and between Hudson RCI and the Seller, dated September 18, 2000.

     2.2 (1) Amendment to Asset Purchase Agreement by and between Hudson RCI and the Seller, dated September 27, 2000.

     2.3 (1) Amendment No. 2 to Asset Purchase Agreement by and between Hudson RCI and the Seller, dated October 28, 2000.

     ----------------
     (1) Incorporated by reference to the exhibit designated by the same number in the Form 8-K filed by Hudson RCI on November 13, 2000 (File No. 333-56097).